Taxation	12 Months Ended
Dec. 31, 2025
Taxation
Taxation

12.  Taxation

For the years ended December 31, 2025, 2024 and 2023 the Group recognized income tax expense in the amount of 5,365, 4,509 and 3,879 respectively.

The applicable tax rate used for reconciliation of the effective tax rate below is 12.5%, which is the tax rate enacted in Cyprus, the place where our revenue is mainly generated, at the end of the reporting period. The holding company is established in British Virgin Islands which have a zero-rated income tax regime.

(a)Cyprus IP box regime

Starting from July 1, 2021, the Group applies the provisions of the New IP Regime, which are based on the nexus approach. According to the nexus approach, for an intangible asset to qualify for the benefits of the regime, there needs to be a direct link between the qualifying income and the qualifying expenses contributing to that income. An amount equal to 80% of the qualifying profits earned from qualifying intangible assets are excluded from the taxable profit and, as a result, the effective tax rate on eligible IP income can be as low as 2.5%.

Under both the Old and the New IP Regimes, in case a loss arises instead of profit, the amount of loss that can be set off is limited to 20%. The respective tax loss can be carried forward and utilized for the period of 5 years. Ending of the Old IP Box regime on June 30, 2021 and transition to the New IP Regime does not affect the amount of income tax recognized at December 31, 2025, nor is it expected to increase the Group’s future current tax charge significantly.

(b)Reconciliation of the effective tax rate

The reconciliation of the effective tax rate to a statutory tax rate is presented in a table below:

	2025	2024	2023
Profit before income tax	74,696	30,043	49,994
Tax calculated at the applicable tax rate	(9,337)	(3,755)	(6,235)
Effect of different tax rates in other countries	(6)	(218)	(226)
Tax effect of expenses not deductible for tax purposes and non-taxable income	(501)	(3,060)	(1,372)
Tax effect of deductions under special tax regimes	7,413	4,624	5,472
Tax effect of tax losses brought forward	1,014	350	620
Tax effect of not recognised deferred tax asset regarding the loss carryforward	(1,010)	(350)	(620)
Overseas tax in excess of credit claim used during the period	(2,953)	(2,115)	(1,515)
Underprovision of tax liability	(7)	—	(20)
Tax credits used	22	15	21
Special contribution for the defence fund	—	—	(4)
Income tax expense	(5,365)	(4,509)	(3,879)

Income tax liability as at the balance sheet date is 1,832 (3,029: as at December 31, 2024) and includes an amount of 363 recognized for certain tax uncertainties and risks regarding the determination of taxable income resulting from the acquisition of Cubic Games Studio Ltd.

(c)Uncertainty over the income tax treatment and unrecognized deferred tax asset

Under the Cypriot law the tax losses may be carried forward for five years. Group companies may deduct losses against profits arising during the same tax year. As at December 31, 2025 the Group did not recognize a deferred tax asset of 21 resulting from the tax losses reported in 2021, because of the uncertainties regarding the Group’s ability to use the losses carried forward against the taxable profits in the future. Tax losses for which no deferred tax asset was recognized mainly expire in 2026.

(d)Prepaid tax

As at December 31, 2024 and 2025, prepaid tax amount mainly relates to overpaid corporate income tax by Cubic Games Studio Ltd.

On February 16, 2024, the tax examination of Nexters Global Ltd was finalised and the refund was approved and used to offset the tax liability for the years 2022 and 2023.